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                                  EXHIBIT 99.1

              STOCK DISPOSITION AGREEMENT, DATED SEPTEMBER 6, 2001,
                     BY AND BETWEEN HOWARD E. GROFF, SR. AND
                         STERLING FINANCIAL CORPORATION
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                           STOCK DISPOSITION AGREEMENT

      This Stock Disposition Agreement is made this 6th day of September, 2001 (the "Effective Date") by and between STERLING FINANCIAL CORPORATION, a Pennsylvania corporation and a registered financial holding company (the "Company"), and HOWARD E. GROFF, SR., an adult individual having an address of 111 East State Street, Quarryville, Pennsylvania 17566 ("Groff"), the Company and Groff being referred to herein as the "Parties."

                                   WITNESSETH:

      WHEREAS, the Parties entered into a letter agreement dated June 30, 1994, and the Parties hereby desire to clarify the terms and the circumstances whereby the Company may acquire some or all of Groff's shares of the Company's common stock after his death.

      NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

      1.    Number of Shares of Stock.

            Upon the death of Groff, the Company shall have the option and right, but not the obligation, to purchase from Groff's estate or any entity or trust containing or controlling said shares, any and all shares of the Company's common stock beneficially owned by Groff at the time of his death (the "Stock"), that may be subsequently sold or offered for sale, in the open market, in private transactions, or otherwise, free and clear of any lien, pledge, mortgage, security interest, charge, claim, restriction, option or encumbrance of any kind or nature whatsoever. Fractional shares, if any, shall be rounded to the nearest whole number.

      2.    Right of First Refusal.

            Within ten days after Groff's death, the legal representative of his estate shall provide notice to the Company of Groff's death and notice of the appointment of the authorized legal representative of his estate, entity or trust having dispositive power and authority over said Stock. After Groff's death, before any shares of the Stock registered in Groff's name or in the name of Groff's estate, entity or trust may be sold or offered for sale in the open market, in private transactions, or otherwise, such shares of Stock shall first be offered to the Company, which shall have the right, but not the obligation, to purchase all or any part of such shares of Stock ("Right of First Refusal"), in the following manner:

            2.1   Sale Notice.

                  Prior to any proposed sale or offer to sell the shares of Stock in the open market, in private transactions or otherwise, Groff's legal representative shall first give written notice (the "Sale Notice") to the Company. The Sale Notice shall identify the entity proposing to sell the shares and the number of shares to be sold or offered for sale. The Sale Notice shall be signed by Groff's legal representative and delivered to the Company at its corporate headquarters at North Pointe Banking Center, 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601.

            2.2   Exercise of Right of First Refusal.

                  The Company shall have 30 days from the date that the Sale Notice is delivered to the Company to exercise the Right of First Refusal. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of shares of Stock on the terms set forth in Section 3.
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      3.    Purchase Price and Payment.

            3.1   Purchase Price for Stock.

                  For purposes of this Agreement, the "Per Share Purchase Price" for the Stock shall be the arithmetic average of the average of the per share closing bid and asked prices reported for the Company's common stock for the 15 trading days immediately preceding the date on which the Sale Notice to the Company was received by the Company, as reported on the NASDAQ/NMS. In the event that the NASDAQ/NMS shall fail to report a closing bid and asked price for the Company's common stock for any trading day during the 15 trading day period, the closing bid and asked price reported for that day shall be equal to the arithmetic average of the closing bid and asked prices as reported: (i) by Ferris Baker, Watts Inc. and by F. J. Morrissey & Co. or, in the event that neither of these firms is then making a market in the Company's common stock, (ii) by two brokerage firms then making a market in the Company's common stock to be selected by the Company and approved by Groff's legal representative.

                  The "Purchase Price" for the Stock shall be the Per Share Purchase Price multiplied by the number of shares of Stock for which the Company has exercised its Right of First Refusal under Section 2 hereof.

            3.2   Payment for Stock.

                  Payment of the Purchase Price for the Stock for which the Company exercises its Right of First Refusal shall be made in cash by bank check to Groff's Estate or trust or entity beneficially owning or controlling the Stock at the corporate offices of the Company at North Pointe Banking Center, 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601 within ten days after the Company's exercise of the Right of First Refusal, at which time Groff's legal representative on behalf of the Groff Estate or an entity or trust controlling said shares of Stock shall deliver to the Company duly executed stock certificates representing that number of shares of Stock for which the Company has exercised its Right of First Refusal.

      4.    Registration Rights and Registration of Shares.

            Within 90 days after Groff's death, if the Company has not exercised its Right of First Refusal for all of the Stock after the Sale Notice has been given to the Company as provided herein, then no later than 90 days after Groff's death, the Company shall, if permitted by Securities and Exchange Commission ("SEC") rules or regulations, prepare, file and keep current a registration statement under the Securities Act of 1933, as amended (the "1933 Act") covering the remaining Stock (or a lesser number of shares of Stock if both Company and Groff's legal representative mutually agree on a lesser number, provided however, in no event shall that number be less than 25% of those shares of Stock held by Groff's Estate or any entity or trust containing or controlling said Stock). Company shall use its best efforts to cause such registration statement to become effective and remain current for a period of not more than 245 days. Company will use its reasonable best efforts to effect the registration of such shares of Stock under the 1933 Act as quickly as possible. The Company shall in no way be restricted from registering, issuing, selling or exchanging other equity or debt securities, or derivatives thereof, nor shall the Company be obligated to make effective more than one registration statement pursuant to this Section 4. Said registration statement shall comply with the 1933 Act, and the rules and regulations of the SEC promulgated thereunder. Provided, however, that if the Company fails to exercise the Right of First Refusal for all of the Stock and the Company and Groff's legal


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representative mutually agree, then the Stock may be sold in the open market or in privately negotiated transactions. Company will pay all costs and expenses associated with the registration statement


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except for underwriting fees, discounts and commissions. Nothing in this Section
4 shall limit the Company's Right of First Refusal as provided herein.

      5.    Consent of Parties.

            Groff shall obtain all consents, take all actions necessary and execute all documents necessary for this Agreement to be binding upon Groff's estate, and any entity or trust containing or having dispositive power and authority over said Stock.

      6.    Warranties and Representations.

            In connection with the Right of First Refusal relating to the Stock, Groff hereby agrees, represents and warrants to the Company as follows:

            6.1 Delivery to the Company of the certificate or certificates representing the shares of Stock, duly endorsed for transfer to the Company, will transfer to the Company good, valid and marketable title to the shares, free and clear of any and all liens and encumbrances.

            6.2 Groff has the full power, legal capacity and authority to execute and deliver this Agreement. This Agreement, when executed in Groff's individual capacity and delivered by Groff, will constitute, the legal, valid and binding obligation of Groff, enforceable against Groff, Groff's Estate and any entity or trust controlling or owning the Stock, in accordance with its terms and the execution, delivery and performance of this Agreement will not result in a violation of, or constitute a default under, any will, trust, agreement or other instrument to which Groff is a party or is bound.

      7.    Covenants.

            In connection with the Right of First Refusal relating to the Stock, the Company hereby covenants to Groff as follows:

            The Company has the requisite corporate power and authority, and legal right, and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions applicable to Groff contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company, in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency and other similar laws affecting creditors' rights or the application by a court of equitable principles.

      8.    Successors and Assigns.

            This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each party, including, without limitation, in the case of Groff, Groff's heirs, executors, administrators, successors and assigns. It is expressly agreed that this Agreement shall be binding on Groff's Estate, personal representatives, and any trust governing the Stock.

      9.    Entire Agreement; Amendments.

            This Agreement, together with the Exhibits hereto, shall be construed under the laws of the Commonwealth of Pennsylvania (as it applies to agreements between Pennsylvania residents, entered into and to be performed entirely within Pennsylvania), and constitutes the entire agreement of the Parties with respect to the


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subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the Parties.

      10.   Separability.

            If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

      11.   Indemnification and Releases.

            Groff and Groff's legal representative hereby agree to indemnify the Company, its officers, directors, affiliates and other representatives from all damages, liabilities and expenses for any breach or alleged breach of Groff's or Groff's legal representative's representations, warranties, covenants or agreements in this Agreement or for any misstatements of material fact or omissions of material information provided to the Company to be included in the registration statement under Section 4.

            The Company hereby agrees to indemnify Groff and Groff's legal representative from all damages, liabilities and expenses for any breach or alleged breach of the Company's representations, warranties, covenants or agreements in this Agreement.

      12.   Specific Performance.

            If either party willfully fails or refuses to perform its obligations hereunder or to consummate the transactions contemplated by this Agreement, the defaulting party shall be required to reimburse the non-defaulting party immediately upon demand for all reasonable costs and expenses (including fees and disbursements of counsel) incurred by the non-defaulting party as a direct result of the default, and the non-defaulting party shall retain all other rights and remedies it may have at law or equity, including the right to specific performance.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WITNESS:

/s/ Richard J. Walters                     /s/ Howard E. Groff, Sr.
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                                               Howard E. Groff, Sr.

Number of Shares of
Sterling Financial Corporation
Common Stock Owned  945,016


ATTEST:                                    STERLING FINANCIAL CORPORATION

/s/ J. Roger Moyer, Jr.                    By /s/ John E. Stefan
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                                                  John E. Stefan, President


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